RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
March 31, 2014

Investors:
RenaissanceRe Holdings Ltd.
Rohan Pai
Director - Corporate Finance
T: +1 441 295 4513

Media:
Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2
b.	Consolidated Segment Underwriting Results	3
c.	Gross Premiums Written and Managed Premiums	4
d.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	5

Balance Sheets
a.	Summary Consolidated Balance Sheets	6

Investments
a.	Investment Portfolio - Composition	7
b.	Summary of Other Investments	8
c.	Total Investment Result	9
d.	Investment Portfolio - Effective Yield and Credit Rating	10
e.	Investment Portfolio - Change in Portfolio Composition	11
f.	Fixed Maturity Investments - Corporate Sector	12
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	12

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	13
b.	Paid to Incurred Analysis	14

Other Items
a.	Earnings per Share	15
b.	Equity in Earnings of Other Ventures	16
c.	Other Income (Loss)	16
d.	Ratings	17

Comments on Regulation G		18 - 19

RenaissanceRe Holdings Ltd.
Basis of Presentation
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 18 and 19 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company has the following reportable segments: (1) Catastrophe Reinsurance, which includes catastrophe reinsurance and certain property catastrophe joint ventures managed by the Company’s ventures unit; (2) Specialty Reinsurance, which includes specialty reinsurance and certain specialty joint ventures managed by the Company’s ventures unit; and (3) Lloyd’s, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”).
During the third quarter of 2013, the Company made the strategic decision to divest its U.S.-based weather and weather-related energy risk management unit, which principally included RenRe Commodity Advisors LLC, Renaissance Trading Ltd. and RenRe Energy Advisors Ltd. (collectively referred to as "REAL"), in order to focus on the business encompassed within the Company's Catastrophe Reinsurance, Specialty Reinsurance and Lloyd's segments and its other businesses. REAL offered certain derivative-based risk management products primarily to address weather and energy risk and engaged in hedging and trading activities related to those transactions. On August 30, 2013, RenaissanceRe entered into a sale agreement with a subsidiary of Munich-American Holding Corporation ("Munich") to sell REAL and, on October 1, 2013, RenaissanceRe completed the sale of REAL to Munich. In the third quarter of 2013, the Company classified the assets and liabilities associated with this transaction as held for sale and the financial results are reflected in the Company's consolidated financial statements as “discontinued operations.”  Except as explicitly described as held for sale or as discontinued operations, and unless otherwise noted, all discussions and amounts presented herein relate to the Company's continuing operations. All prior periods presented have been reclassified to conform to this form of presentation.
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended
	March 31, 2014	March 31, 2013
Highlights
Gross premiums written	$705,260	$635,418
Net premiums written	450,347	436,813
Net premiums earned	286,534	271,255
Net claims and claim expenses incurred	58,915	27,251
Acquisition expenses	33,700	25,009
Operating expenses	42,624	45,986
Underwriting income	$151,295	$173,009

Net investment income	$38,948	$43,202
Net realized and unrealized gains on investments	14,927	14,269
Change in net unrealized gains on fixed maturity investments available for sale	(165)	(6,067)
Total investment result	$53,710	$51,404

Net income available to RenaissanceRe common shareholders	$151,003	$190,474
Operating income available to RenaissanceRe common shareholders (1)	$136,076	$176,203

Total assets	$8,163,705	$8,096,920
Total shareholders' equity attributable to RenaissanceRe	$3,762,278	$3,563,105

Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$3.56	$4.23
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$3.20	$3.91
Dividends per common share	$0.29	$0.28
Book value per common share	$82.30	$71.07
Tangible book value per common share (1)	$81.41	$70.22
Tangible book value per common share plus accumulated dividends (1)	$94.82	$82.50
Change in tangible book value per common share plus change in accumulated dividends (1)	2.8%	4.8%

Financial ratios
Net claims and claim expense ratio - current accident year	26.4%	23.9%
Net claims and claim expense ratio - prior accident years	(5.8)%	(13.9)%
Net claims and claim expense ratio - calendar year	20.6%	10.0%
Underwriting expense ratio	26.6%	26.2%
Combined ratio	47.2%	36.2%
Operating return on average common equity - annualized (1)	15.9%	22.5%
Total investment return - annualized	3.2%	3.2%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Revenues
Gross premiums written	$705,260	$84,122	$182,649	$703,223	$635,418
Net premiums written	$450,347	$80,784	$127,241	$559,109	$436,813
(Increase) decrease in unearned premiums	(163,813)	175,981	167,476	(267,220)	(165,558)
Net premiums earned	286,534	256,765	294,717	291,889	271,255
Net investment income	38,948	78,732	59,931	26,163	43,202
Net foreign exchange (losses) gains	(1,061)	1,747	488	(932)	614
Equity in earnings of other ventures	4,199	6,274	7,313	3,772	5,835
Other income (loss)	62	(173)	651	(1,128)	(1,709)
Net realized and unrealized gains (losses) on investments	14,927	61,864	28,472	(69,529)	14,269
Total revenues	343,609	405,209	391,572	250,235	333,466
Expenses
Net claims and claim expenses incurred	58,915	(20,854)	60,928	103,962	27,251
Acquisition expenses	33,700	31,026	37,699	31,767	25,009
Operational expenses	42,624	57,658	44,672	42,789	45,986
Corporate expenses	4,545	3,304	4,307	21,529	4,482
Interest expense	4,293	4,297	4,298	4,300	5,034
Total expenses	144,077	75,431	151,904	204,347	107,762
Income from continuing operations before taxes	199,532	329,778	239,668	45,888	225,704
Income tax expense	(166)	(1,336)	(223)	(11)	(122)
Income from continuing operations	199,366	328,442	239,445	45,877	225,582
(Loss) income from discontinued operations	—	—	(9,779)	2,427	9,774
Net income	199,366	328,442	229,666	48,304	235,356
Net income attributable to noncontrolling interests	(42,768)	(54,191)	(44,331)	(14,015)	(38,607)
Net income attributable to RenaissanceRe	156,598	274,251	185,335	34,289	196,749
Dividends on preference shares	(5,595)	(5,595)	(5,595)	(7,483)	(6,275)
Net income available to RenaissanceRe common shareholders	$151,003	$268,656	$179,740	$26,806	$190,474
Income from continuing operations available to RenaissanceRe common shareholders per common share - basic	$3.61	$6.14	$4.32	$0.55	$4.10
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - basic	—	—	(0.23)	0.06	0.22
Net income available to RenaissanceRe common shareholders per common share - basic	$3.61	$6.14	$4.09	$0.61	$4.32
Income from continuing operations available to RenaissanceRe common shareholders per common share - diluted	3.56	6.05	4.23	0.55	4.01
(Loss) income from discontinued operations (attributable) available to RenaissanceRe common shareholders per common share - diluted	—	—	(0.22)	0.05	0.22
Net income available to RenaissanceRe common shareholders per common share - diluted	$3.56	$6.05	$4.01	$0.60	$4.23
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$3.20	$4.64	$3.36	$2.17	$3.92
Operating return on average common equity - annualized (1)	15.9%	24.3%	18.7%	12.2%	22.5%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended March 31, 2014
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$467,711	$154,290	$83,259	$—	$705,260
Net premiums written	$259,489	$125,489	$65,369	$—	$450,347
Net premiums earned	$164,584	$69,630	$52,297	$23	$286,534
Net claims and claim expenses incurred	6,455	26,081	26,281	98	58,915
Acquisition expenses	7,126	16,547	10,567	(540)	33,700
Operational expenses	20,419	10,106	12,033	66	42,624
Underwriting income	$130,584	$16,896	$3,416	$399	$151,295

Net claims and claim expenses incurred - current accident year	$12,529	$41,922	$21,157	$—	$75,608
Net claims and claim expenses incurred - prior accident years	(6,074)	(15,841)	5,124	98	(16,693)
Net claims and claim expenses incurred - total	$6,455	$26,081	$26,281	$98	$58,915

Net claims and claim expense ratio - current accident year	7.6%	60.2%	40.5%	—%	26.4%
Net claims and claim expense ratio - prior accident years	(3.7)%	(22.7)%	9.8%	426.1%	(5.8)%
Net claims and claim expense ratio - calendar year	3.9%	37.5%	50.3%	426.1%	20.6%
Underwriting expense ratio	16.8%	38.2%	43.2%	(2,060.9)%	26.6%
Combined ratio	20.7%	75.7%	93.5%	(1,634.8)%	47.2%

	Three months ended March 31, 2013
	Catastrophe Reinsurance	Specialty Reinsurance	Lloyd's	Other	Total
Gross premiums written	$478,796	$82,330	$74,292	$—	$635,418
Net premiums written	$305,353	$75,519	$55,924	$17	$436,813
Net premiums earned	$186,651	$46,809	$37,779	$16	$271,255
Net claims and claim expenses incurred	2,708	10,692	14,528	(677)	27,251
Acquisition expenses	9,620	8,439	6,916	34	25,009
Operational expenses	26,115	7,560	12,178	133	45,986
Underwriting income	$148,208	$20,118	$4,157	$526	$173,009

Net claims and claim expenses incurred - current accident year	$21,176	$25,853	$17,871	$—	$64,900
Net claims and claim expenses incurred - prior accident years	(18,468)	(15,161)	(3,343)	(677)	(37,649)
Net claims and claim expenses incurred - total	$2,708	$10,692	$14,528	$(677)	$27,251

Net claims and claim expense ratio - current accident year	11.3%	55.2%	47.3%	—%	23.9%
Net claims and claim expense ratio - prior accident years	(9.8)%	(32.4)%	(8.8)%	(4,231.3)%	(13.9)%
Net claims and claim expense ratio - calendar year	1.5%	22.8%	38.5%	(4,231.3)%	10.0%
Underwriting expense ratio	19.1%	34.2%	50.5%	1,218.8%	26.2%
Combined ratio	20.6%	57.0%	89.0%	(3,012.5)%	36.2%

3

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Three months ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Catastrophe Reinsurance Segment
Renaissance catastrophe premiums	$322,748	$(4,041)	$55,849	$368,077	$310,002
DaVinci catastrophe premiums	144,963	(13,818)	26,690	208,826	168,794
Total Catastrophe Reinsurance segment gross premiums written	$467,711	$(17,859)	$82,539	$576,903	$478,796

Specialty Reinsurance Segment
Renaissance specialty premiums	$153,994	$58,014	$60,156	$56,567	$81,617
DaVinci specialty premiums	296	450	—	1,972	713
Total Specialty Reinsurance segment gross premiums written	$154,290	$58,464	$60,156	$58,539	$82,330

Lloyd's Segment
Specialty	$61,704	$43,154	$36,545	$53,207	$55,757
Catastrophe	21,555	363	3,409	15,562	18,535
Total Lloyd's segment gross premiums written	$83,259	$43,517	$39,954	$68,769	$74,292

Managed Premiums (1)
Total Catastrophe Reinsurance segment gross premiums written	$467,711	$(17,859)	$82,539	$576,903	$478,796
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	14,115	3,694	1,963	25,682	32,382
Catastrophe premiums written in the Lloyd's segment	21,555	363	3,409	15,562	18,535
Catastrophe premiums written by the Company in its Catastrophe Reinsurance segment and ceded to Top Layer Re	(7,355)	—	—	—	—
Total managed catastrophe premiums (1)	$496,026	$(13,802)	$87,911	$618,147	$529,713

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

(2)	Top Layer Re is accounted for under the equity method of accounting.

4

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Revenues
Gross premiums written	$145,259	$(13,368)	$26,690	$210,798	$169,507
Net premiums written	$118,930	$(15,415)	$14,302	$203,698	$137,522
(Increase) decrease in unearned premiums	(41,068)	88,096	73,078	(107,972)	(45,906)
Net premiums earned	77,862	72,681	87,380	95,726	91,616
Net investment income	7,054	7,164	7,263	6,283	7,681
Net foreign exchange gains (losses)	376	145	(380)	526	130
Other loss	—	—	—	(169)	(548)
Net realized and unrealized gains (losses) on investments	2,540	1,942	8,708	(24,529)	(1,718)
Total revenues	87,832	81,932	102,971	77,837	97,161
Expenses
Net claims and claim expenses incurred	1,220	(28,625)	3,999	27,283	3,710
Acquisition expenses	20,878	26,108	22,708	18,926	24,274
Operational and corporate expenses	8,803	9,392	9,967	9,812	10,400
Interest expense	937	937	943	946	952
Total expenses	31,838	7,812	37,617	56,967	39,336
Net income	55,994	74,120	65,354	20,870	57,825
Net income attributable to redeemable noncontrolling interest	(114)	(150)	(133)	(43)	(118)
Net income available to DaVinciRe common shareholders	$55,880	$73,970	$65,221	$20,827	$57,707

Net claims and claim expenses incurred - current accident year	$5,106	$(4,023)	$8,438	$34,523	$10,283
Net claims and claim expenses incurred - prior accident years	(3,886)	(24,602)	(4,439)	(7,240)	(6,573)
Net claims and claim expenses incurred - total	$1,220	$(28,625)	$3,999	$27,283	$3,710

Net claims and claim expense ratio - current accident year	6.6%	(5.5)%	9.7%	36.1%	11.2%
Net claims and claim expense ratio - prior accident years	(5.0)%	(33.9)%	(5.1)%	(7.6)%	(7.2)%
Net claims and claim expense ratio - calendar year	1.6%	(39.4)%	4.6%	28.5%	4.0%
Underwriting expense ratio	38.1%	48.9%	37.4%	30.0%	37.9%
Combined ratio	39.7%	9.5%	42.0%	58.5%	41.9%

5

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Assets
Fixed maturity investments trading, at fair value	$4,587,412	$4,809,036	$4,751,237	$4,366,080	$4,506,644
Fixed maturity investments available for sale, at fair value	30,205	34,241	38,530	40,785	45,254
Total fixed maturity investments, at fair value	4,617,617	4,843,277	4,789,767	4,406,865	4,551,898
Short term investments, at fair value	977,778	1,044,779	925,329	924,843	997,889
Equity investments trading, at fair value	245,267	254,776	113,986	108,620	555
Other investments, at fair value	576,099	573,264	500,770	629,396	652,802
Investments in other ventures, under equity method	106,332	105,616	97,660	93,049	92,054
Total investments	6,523,093	6,821,712	6,427,512	6,162,773	6,295,198
Cash and cash equivalents	327,163	408,032	266,350	234,906	290,080
Premiums receivable	668,788	474,087	735,937	954,142	654,368
Prepaid reinsurance premiums	207,752	66,132	166,340	214,804	170,216
Reinsurance recoverable	98,962	101,025	149,201	175,103	162,948
Accrued investment income	27,351	34,065	26,887	26,658	29,915
Deferred acquisition costs	121,890	81,684	103,844	125,682	77,914
Receivable for investments sold	84,396	75,845	240,191	311,783	163,584
Other assets	96,251	108,438	113,159	102,413	85,248
Goodwill and other intangibles	8,059	8,111	8,978	8,282	8,384
Assets of discontinued operations held for sale	—	—	115,556	150,837	159,065
Total assets	$8,163,705	$8,179,131	$8,353,955	$8,467,383	$8,096,920
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$1,532,883	$1,563,730	$1,683,709	$1,710,408	$1,755,783
Unearned premiums	783,321	477,888	754,077	970,017	658,209
Debt	249,453	249,430	249,407	249,385	249,362
Reinsurance balances payable	468,644	293,022	358,988	387,425	380,939
Payable for investments purchased	179,519	193,221	407,788	463,923	397,517
Other liabilities	200,626	397,596	183,362	169,559	140,418
Liabilities of discontinued operations held for sale	—	—	56,275	47,553	72,070
Total liabilities	3,414,446	3,174,887	3,693,606	3,998,270	3,654,298
Redeemable noncontrolling interest	986,981	1,099,860	945,915	897,123	875,770
Shareholders' Equity
Preference shares	400,000	400,000	400,000	400,000	400,000
Common shares	40,856	43,646	44,391	44,385	44,510
Accumulated other comprehensive income	3,963	4,131	4,566	4,909	6,050
Retained earnings	3,317,459	3,456,607	3,261,757	3,119,003	3,112,545
Total shareholders' equity attributable to RenaissanceRe	3,762,278	3,904,384	3,710,714	3,568,297	3,563,105
Noncontrolling interest	—	—	3,720	3,693	3,747
Total shareholders' equity	3,762,278	3,904,384	3,714,434	3,571,990	3,566,852
Total liabilities, noncontrolling interests and shareholders' equity	$8,163,705	$8,179,131	$8,353,955	$8,467,383	$8,096,920

Book value per common share	$82.30	$80.29	$74.58	$71.38	$71.07

6

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

	March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013
TYPE OF INVESTMENT
U.S. treasuries	$1,539,995	23.6%	$1,352,413	19.8%	$1,322,367	20.5%	$1,195,182	19.4%	$1,181,501	18.8%
Agencies	134,461	2.1%	186,050	2.7%	197,047	3.1%	227,017	3.7%	285,969	4.5%
Non-U.S. government (Sovereign debt)	298,080	4.6%	334,580	4.9%	353,810	5.5%	265,033	4.3%	199,561	3.2%
Non-U.S. government-backed corporate	220,727	3.4%	237,479	3.5%	229,687	3.6%	238,254	3.9%	291,077	4.6%
Corporate	1,495,481	22.9%	1,803,415	26.4%	1,687,118	26.2%	1,500,576	24.3%	1,603,571	25.5%
Agency mortgage-backed	300,448	4.6%	341,908	5.0%	436,024	6.8%	435,233	7.1%	440,538	7.0%
Non-agency mortgage-backed	265,372	4.0%	257,938	3.8%	246,163	3.8%	233,468	3.8%	240,217	3.8%
Commercial mortgage-backed	344,590	5.3%	314,236	4.6%	302,803	4.7%	298,996	4.8%	297,101	4.7%
Asset-backed	18,463	0.3%	15,258	0.2%	14,748	0.3%	13,106	0.2%	12,363	0.2%
Total fixed maturity investments, at fair value	4,617,617	70.8%	4,843,277	70.9%	4,789,767	74.5%	4,406,865	71.5%	4,551,898	72.3%
Short term investments, at fair value	977,778	15.0%	1,044,779	15.3%	925,329	14.4%	924,843	15.0%	997,889	15.8%
Equity investments trading, at fair value	245,267	3.8%	254,776	3.7%	113,986	1.8%	108,620	1.8%	555	—%
Other investments, at fair value	576,099	8.8%	573,264	8.5%	500,770	7.8%	629,396	10.2%	652,802	10.4%
Total managed investment portfolio	6,416,761	98.4%	6,716,096	98.4%	6,329,852	98.5%	6,069,724	98.5%	6,203,144	98.5%
Investments in other ventures, under equity method	106,332	1.6%	105,616	1.6%	97,660	1.5%	93,049	1.5%	92,054	1.5%
Total investments	$6,523,093	100.0%	$6,821,712	100.0%	$6,427,512	100.0%	$6,162,773	100.0%	$6,295,198	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$643,735	14.0%	$638,049	13.2%	$648,065	13.5%	$616,559	14.0%	$599,727	13.2%
AA	2,370,814	51.3%	2,414,857	49.8%	2,463,789	51.4%	2,308,313	52.4%	2,333,364	51.3%
A	646,095	14.0%	836,425	17.3%	778,552	16.3%	732,659	16.6%	791,902	17.4%
BBB	367,622	8.0%	383,508	7.9%	330,481	6.9%	296,386	6.7%	305,241	6.7%
Non-investment grade and not rated	589,351	12.7%	570,438	11.8%	568,880	11.9%	452,948	10.3%	521,664	11.4%
Total fixed maturity investments, at fair value	$4,617,617	100.0%	$4,843,277	100.0%	$4,789,767	100.0%	$4,406,865	100.0%	$4,551,898	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$119,599	2.6%	$160,760	3.3%	$166,583	3.5%	$200,706	4.6%	$215,538	4.7%
Due after one through five years	2,963,494	64.2%	3,118,799	64.4%	2,877,644	60.1%	2,578,703	58.5%	2,633,817	57.9%
Due after five through ten years	504,919	10.9%	551,007	11.4%	630,582	13.2%	530,724	12.0%	569,929	12.5%
Due after ten years	100,732	2.2%	83,371	1.7%	115,220	2.4%	115,929	2.6%	142,395	3.1%
Mortgage-backed securities	910,410	19.7%	914,082	18.9%	984,990	20.5%	967,697	22.0%	977,856	21.5%
Asset-backed securities	18,463	0.4%	15,258	0.3%	14,748	0.3%	13,106	0.3%	12,363	0.3%
Total fixed maturity investments, at fair value	$4,617,617	100.0%	$4,843,277	100.0%	$4,789,767	100.0%	$4,406,865	100.0%	$4,551,898	100.0%

Weighted average effective yield of fixed maturity and short term investments	1.6%		1.7%		1.7%		1.8%		1.4%
Average duration of fixed maturities and short term investments	2.2		2.1		2.1		2.4		2.3

7

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
TYPE OF INVESTMENT
Private equity partnerships	$325,711	$322,391	$327,245	$335,732	$345,666
Catastrophe bonds	233,321	229,016	102,141	81,042	75,019
Senior secured bank loan funds	13,656	18,048	19,395	178,040	204,114
Hedge funds	3,411	3,809	4,022	4,683	5,219
Miscellaneous other investments	—	—	47,967	29,899	22,784
Total other investments, at fair value	$576,099	$573,264	$500,770	$629,396	$652,802

TYPE OF INVESTMENT
Private equity partnerships	56.5%	56.2%	65.3%	53.3%	52.9%
Catastrophe bonds	40.5%	40.0%	20.4%	12.9%	11.5%
Senior secured bank loan funds	2.4%	3.1%	3.9%	28.3%	31.3%
Hedge funds	0.6%	0.7%	0.8%	0.7%	0.8%
Miscellaneous other investments	—%	—%	9.6%	4.8%	3.5%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

8

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Fixed maturity investments	$23,860	$24,759	$24,423	$22,839	$23,886
Short term investments	190	380	563	426	329
Equity investments trading	796	1,245	706	344	—
Other investments
Hedge funds and private equity investments	12,317	14,514	14,179	2,237	14,880
Other	4,528	40,818	22,735	3,144	6,995
Cash and cash equivalents	91	83	47	9	52
	41,782	81,799	62,653	28,999	46,142
Investment expenses	(2,834)	(3,067)	(2,722)	(2,836)	(2,940)
Net investment income	38,948	78,732	59,931	26,163	43,202

Gross realized gains	13,467	12,055	8,813	17,548	34,076
Gross realized losses	(5,564)	(8,810)	(22,241)	(14,601)	(4,554)
Net realized gains (losses) on fixed maturity investments	7,903	3,245	(13,428)	2,947	29,522
Net unrealized gains (losses) on fixed maturity investments trading	27,882	(2,489)	33,405	(95,680)	(23,063)
Net realized and unrealized (losses) gains on investments-related derivatives	(10,899)	6,570	3,557	20,510	421
Net realized (losses) gains on equity investments trading	(79)	8,455	560	74	17,561
Net unrealized (losses) gains on equity investments trading	(9,880)	46,083	4,378	2,620	(10,172)
Net realized and unrealized gains (losses) on investments	14,927	61,864	28,472	(69,529)	14,269
Change in net unrealized gains on fixed maturity investments available for sale	(165)	(471)	(252)	(1,239)	(6,067)
Total investment result	$53,710	$140,125	$88,151	$(44,605)	$51,404

Total investment return - annualized	3.2%	8.6%	5.7%	(2.8)%	3.2%

9

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
March 31, 2014	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$977,778	$977,778	15.0%	0.1%	$958,433	$19,345	$—	$—	$—	$—
		100.0%			98.0%	2.0%	—%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	1,543,018	1,539,995	23.6%	0.9%	—	1,539,995	—	—	—	—
Agencies
Fannie Mae & Freddie Mac	108,886	108,387	1.7%	1.6%	—	108,387	—	—	—	—
Other agencies	26,272	26,074	0.4%	1.7%	—	26,074	—	—	—	—
Total agencies	135,158	134,461	2.1%	1.6%	—	134,461	—	—	—	—
Non-U.S. government (Sovereign debt)	295,754	298,080	4.6%	1.1%	230,880	41,936	8,151	16,797	316	—
Non-U.S. government-backed corporate	216,527	220,727	3.4%	1.3%	161,204	52,541	4,151	2,235	596	—
Corporate	1,460,443	1,495,481	22.9%	2.9%	24,503	167,842	585,155	319,964	363,916	34,101
Mortgage-backed
Residential mortgage-backed
Agency securities	302,539	300,448	4.6%	2.7%	—	300,448	—	—	—	—
Non-agency securities - Alt A	133,179	144,874	2.2%	4.3%	4,925	6,415	17,431	12,173	86,135	17,795
Non-agency securities - Prime	113,762	120,498	1.8%	3.3%	10,581	5,600	7,426	10,399	77,283	9,209
Total residential mortgage-backed	549,480	565,820	8.6%	3.2%	15,506	312,463	24,857	22,572	163,418	27,004
Commercial mortgage-backed	340,416	344,590	5.3%	2.1%	193,943	120,812	23,781	6,054	—	—
Total mortgage-backed	889,896	910,410	13.9%	2.8%	209,449	433,275	48,638	28,626	163,418	27,004
Asset-backed
Student loans	4,823	4,890	0.1%	1.1%	4,126	764	—	—	—	—
Credit cards	4,270	4,404	0.1%	2.5%	4,404	—	—	—	—	—
Auto loans	1,705	1,787	—%	0.6%	1,787	—	—	—	—	—
Other	7,189	7,382	0.1%	1.8%	7,382	—	—	—	—	—
Total asset-backed	17,987	18,463	0.3%	1.6%	17,699	764	—	—	—	—
Total securitized assets	907,883	928,873	14.2%	2.8%	227,148	434,039	48,638	28,626	163,418	27,004
Total fixed maturity investments	4,558,783	4,617,617	70.8%	2.0%	643,735	2,370,814	646,095	367,622	528,246	61,105
		100.0%			14.0%	51.3%	14.0%	8.0%	11.4%	1.3%
Equity investments trading		245,267	3.8%		—	—	—	—	—	245,267
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Private equity partnerships		325,711	5.0%		—	—	—	—	—	325,711
Catastrophe bonds		233,321	3.5%		—	—	—	—	233,321	—
Senior secured bank loan funds		13,656	0.2%		—	—	—	—	—	13,656
Hedge funds		3,411	0.1%		—	—	—	—	—	3,411
Total other investments		576,099	8.8%		—	—	—	—	233,321	342,778
		100.0%			—%	—%	—%	—%	40.5%	59.5%
Investments in other ventures		106,332	1.6%		—	—	—	—	—	106,332
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$6,523,093	100.0%		$1,602,168	$2,390,159	$646,095	$367,622	$761,567	$755,482
		100.0%			24.6%	36.6%	9.9%	5.6%	11.7%	11.6%
(1) The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

10

RenaissanceRe Holdings Ltd.
Investment Portfolio - Change in Portfolio Composition

	March 31, 2014		December 31, 2013		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$977,778	15.0%	$1,044,779	15.3%	$(67,001)	(0.3)%
Fixed maturity investments
U.S. treasuries	1,539,995	23.6%	1,352,413	19.8%	187,582	3.8%
Agencies
Fannie Mae & Freddie Mac	108,387	1.7%	182,738	2.7%	(74,351)	(1.0)%
Other agencies	26,074	0.4%	3,312	—%	22,762	0.4%
Total agencies	134,461	2.1%	186,050	2.7%	(51,589)	(0.6)%
Non-U.S. government (Sovereign debt)	298,080	4.6%	334,580	4.9%	(36,500)	(0.3)%
Non-U.S. government-backed corporate	220,727	3.4%	237,479	3.5%	(16,752)	(0.1)%
Corporate	1,495,481	22.9%	1,803,415	26.4%	(307,934)	(3.5)%
Mortgage-backed
Residential mortgage-backed
Agency securities	300,448	4.6%	341,908	5.0%	(41,460)	(0.4)%
Non-agency securities - Alt A	144,874	2.2%	136,734	2.0%	8,140	0.2%
Non-agency securities - Prime	120,498	1.8%	121,204	1.8%	(706)	—%
Total residential mortgage-backed	565,820	8.6%	599,846	8.8%	(34,026)	(0.2)%
Commercial mortgage-backed	344,590	5.3%	314,236	4.6%	30,354	0.7%
Total mortgage-backed	910,410	13.9%	914,082	13.4%	(3,672)	0.5%
Asset-backed
Student loans	4,890	0.1%	2,947	—%	1,943	0.1%
Credit cards	4,404	0.1%	4,385	0.1%	19	—%
Auto loans	1,787	—%	3,109	—%	(1,322)	—%
Other	7,382	0.1%	4,817	0.1%	2,565	—%
Total asset-backed	18,463	0.3%	15,258	0.2%	3,205	0.1%
Total securitized assets	928,873	14.2%	929,340	13.6%	(467)	0.6%
Total fixed maturity investments	4,617,617	70.8%	4,843,277	70.9%	(225,660)	(0.1)%
Equity investments trading	245,267	3.8%	254,776	3.7%	(9,509)	0.1%
Other investments
Private equity partnerships	325,711	5.0%	322,391	4.7%	3,320	0.3%
Catastrophe bonds	233,321	3.5%	229,016	3.4%	4,305	0.1%
Senior secured bank loan funds	13,656	0.2%	18,048	0.3%	(4,392)	(0.1)%
Hedge funds	3,411	0.1%	3,809	0.1%	(398)	—%
Total other investments	576,099	8.8%	573,264	8.5%	2,835	0.3%
Investments in other ventures	106,332	1.6%	105,616	1.5%	716	0.1%
Total managed investment portfolio	$6,523,093	100.0%	$6,821,712	100.0%	$(298,619)

11

RenaissanceRe Holdings Ltd.
Fixed Maturity Investments - Corporate Sector

	March 31, 2014
Sector	Total	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Financials	$553,943	$21,187	$61,624	$357,513	$54,334	$31,629	$27,656
Industrial, utilities and energy	375,902	2,079	54,844	101,854	121,465	94,253	1,407
Communications and technology	212,305	389	12,096	46,466	53,132	97,536	2,686
Consumer	181,508	—	7,901	41,117	38,898	91,720	1,872
Health care	99,504	—	25,454	20,600	21,763	31,687	—
Basic materials	59,328	—	—	13,697	30,372	14,779	480
Other	12,991	848	5,923	3,908	—	2,312	—
Total corporate fixed maturity investments, at fair value (1)	$1,495,481	$24,503	$167,842	$585,155	$319,964	$363,916	$34,101

Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	March 31, 2014
Issuer	Total	Short term investments	Fixed maturity investments
Bank of America Corp.	$53,443	$—	$53,443
Goldman Sachs Group Inc.	48,117	—	48,117
JP Morgan Chase & Co.	44,480	—	44,480
Morgan Stanley	29,894	—	29,894
General Electric Company	29,106	—	29,106
Citigroup Inc.	28,555	—	28,555
Ford Motor Co.	24,439	—	24,439
HSBC Holdings PLC	21,498	—	21,498
BNP Paribas SA	19,893	—	19,893
Verizon Communications Inc.	16,486	—	16,486
Total (2)	$315,911	$—	$315,911

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, at fair value.

(2)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

12

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
March 31, 2014
Catastrophe Reinsurance	$350,606	$183,216	$184,685	$718,507
Specialty Reinsurance	111,914	85,568	325,468	522,950
Lloyd's	47,137	17,560	171,492	236,189
Other	14,358	2,324	38,555	55,237
Total	$524,015	$288,668	$720,200	$1,532,883

December 31, 2013
Catastrophe Reinsurance	$430,166	$177,518	$173,303	$780,987
Specialty Reinsurance	113,188	81,251	311,829	506,268
Lloyd's	45,355	14,265	158,747	218,367
Other	14,915	2,324	40,869	58,108
Total	$603,624	$275,358	$684,748	$1,563,730

September 30, 2013
Catastrophe Reinsurance	$465,221	$247,282	$211,040	$923,543
Specialty Reinsurance	112,003	82,795	306,792	501,590
Lloyd's	39,316	11,518	148,149	198,983
Other	17,846	2,214	39,533	59,593
Total	$634,386	$343,809	$705,514	$1,683,709

June 30, 2013
Catastrophe Reinsurance	$502,756	$264,712	$214,308	$981,776
Specialty Reinsurance	105,868	89,695	295,221	490,784
Lloyd's	31,984	13,476	134,782	180,242
Other	15,103	2,642	39,861	57,606
Total	$655,711	$370,525	$684,172	$1,710,408

March 31, 2013
Catastrophe Reinsurance	$608,907	$216,050	$240,581	$1,065,538
Specialty Reinsurance	104,771	76,732	289,515	471,018
Lloyd's	29,325	11,615	116,850	157,790
Other	15,534	6,635	39,268	61,437
Total	$758,537	$311,032	$686,214	$1,755,783

13

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended March 31, 2014			Three months ended March 31, 2013
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,563,730	$101,025	$1,462,705	$1,879,377	$192,512	$1,686,865
Incurred losses and loss expenses
Current year	79,926	4,318	75,608	69,994	5,094	64,900
Prior years	(11,776)	4,917	(16,693)	(35,996)	1,653	(37,649)
Total incurred losses and loss expenses	68,150	9,235	58,915	33,998	6,747	27,251
Paid losses and loss expenses
Current year	1,052	—	1,052	1,139	—	1,139
Prior years	97,945	11,298	86,647	156,453	36,311	120,142
Total paid losses and loss expenses	98,997	11,298	87,699	157,592	36,311	121,281
Reserve for losses and loss expenses, end of period	$1,532,883	$98,962	$1,433,921	$1,755,783	$162,948	$1,592,835

14

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Numerator:
Net income available to RenaissanceRe common shareholders	$151,003	$268,656	$179,740	$26,806	$190,474
Amount allocated to participating common shareholders (1)	(2,031)	(3,709)	(2,539)	(376)	(2,918)
	$148,972	$264,947	$177,201	$26,430	$187,556
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	41,238	43,160	43,330	43,372	43,461
Per common share equivalents of employee stock options and restricted shares	665	609	805	871	829
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	41,903	43,769	44,135	44,243	44,290

Basic income per RenaissanceRe common share	$3.61	$6.14	$4.09	$0.61	$4.32
Diluted income per RenaissanceRe common share	$3.56	$6.05	$4.01	$0.60	$4.23

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.

15

RenaissanceRe Holdings Ltd.
Equity in Earnings of Other Ventures

	Three months ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Top Layer Re	$2,445	$3,374	$3,608	$2,728	$4,126
Tower Hill Companies	1,986	2,989	3,885	1,815	1,581
Other	(232)	(89)	(180)	(771)	128
Total equity in earnings of other ventures	$4,199	$6,274	$7,313	$3,772	$5,835

Other Income (Loss)

	Three months ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$21	$26	$30	$(642)	$(1,931)
Other items	41	(199)	621	(486)	222
Total other income (loss)	$62	$(173)	$651	$(1,128)	$(1,709)

16

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance (1)	A+	AA-	A1	A+
DaVinci (1)	A	AA-	A3	—
RenaissanceRe Specialty Risks (1)	A	A+	—	—
RenaissanceRe Specialty U.S. (1)	A	—	—	—
Renaissance Reinsurance of Europe (1)	A+	AA-	—	—
Top Layer Re (1)	A+	AA	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	A+

RenaissanceRe (3)	—	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for these companies reflect the insurer's financial strength rating and in addition to the insurer's financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents rating on its Enterprise Risk Management practices.

17

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments from continuing and discontinued operations and net other-than-temporary impairments. The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio and equity investments trading. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Net income available to RenaissanceRe common shareholders	$151,003	$268,656	$179,740	$26,806	$190,474
Adjustment for net realized and unrealized (gains) losses on investments from continuing operations	(14,927)	(61,864)	(28,472)	69,529	(14,269)
Adjustment for net realized and unrealized losses (gains) on investments from discontinued operations	—	—	5	15	(2)
Operating income available to RenaissanceRe common shareholders	$136,076	$206,792	$151,273	$96,350	$176,203

Net income available to RenaissanceRe common shareholders per common share - diluted	$3.56	$6.05	$4.01	$0.60	$4.23
Adjustment for net realized and unrealized (gains) losses on investments from continuing operations	(0.36)	(1.41)	(0.65)	1.57	(0.32)
Adjustment for net realized and unrealized losses (gains) on investments from discontinued operations	—	—	—	—	—
Operating income available to RenaissanceRe common shareholders per common share - diluted	$3.20	$4.64	$3.36	$2.17	$3.91

Return on average common equity - annualized	17.6%	31.5%	22.2%	3.4%	24.3%
Adjustment for net realized and unrealized (gains) losses on investments from continuing operations	(1.7)%	(7.3)%	(3.5)%	8.8%	(1.8)%
Adjustment for net realized and unrealized losses (gains) on investments from discontinued operations	—%	—%	—%	—%	—%
Operating return on average common equity - annualized	15.9%	24.3%	18.7%	12.2%	22.5%

18

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures. “Managed catastrophe premiums” differs from total Catastrophe Reinsurance segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting, and the inclusion of catastrophe premiums written on behalf of the Company's Lloyd's segment. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures.
The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets per share. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Book value per common share	$82.30	$80.29	$74.58	$71.38	$71.07
Adjustment for goodwill and other intangibles (1)	(0.89)	(0.85)	(0.84)	(0.85)	(0.85)
Tangible book value per common share	81.41	79.44	73.74	70.53	70.22
Adjustment for accumulated dividends	13.41	13.12	12.84	12.56	12.28
Tangible book value per common share plus accumulated dividends	$94.82	$92.56	$86.58	$83.09	$82.50

Quarterly change in book value per common share	2.5%	7.7%	4.5%	0.4%	4.3%
Quarterly change in tangible book value per common share plus change in accumulated dividends	2.8%	8.1%	4.9%	0.8%	4.8%

(1)
At March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, goodwill and other intangibles included $28.3 million, $29.2 million, $28.5 million, $29.3 million and $29.3 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

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